UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A Amendment No. 1 to Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2016

SHIRE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin 24, Republic of Ireland (Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Shire plc (“Shire”) hereby amends the Current Report on Form 8-K filed by Shire on January 22, 2016 in order to include the historical financial statements of Dyax Corp. (“Dyax”) that are required by Item 9.01(a) of Form 8-K and the pro forma financial information that is required by Item 9.01(b) of Form 8-K. Except as described above and below, all other information in Shire’s Form 8-K filed on January 22, 2016 remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited balance sheet of Dyax as of December 31, 2015, and the audited statement of operations and comprehensive loss, statement of changes in stockholders’ equity and statement of cash flows for year ended December 31, 2015, and the related notes thereto, are filed herewith as Exhibit 99.3 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

Shire and Dyax’s unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2015, is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits.

The following exhibits are filed as part of the current report:

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors

99.2	Shire’s unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2015

99.3

Dyax’s audited balance sheet as of December 31, 2015, and the audited statement of operations and comprehensive loss, statement of changes in stockholders’ equity and statement of cash flows for the year ended December 31, 2015, and the related notes thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire plc

By:	/s/ Jeffrey Poulton
	Name:	Jeffrey Poulton
	Title:	Chief Financial Officer

Date: March 17, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors

99.2	Shire’s unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2015

99.3	Dyax’s audited balance sheet as of December 31, 2015, and the audited statement of operations and comprehensive loss, statement of changes in stockholders’ equity and statement of cash flows for the year ended December 31, 2015, and the related notes thereto